Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated October 15, 2014
For the Prospectus dated May 1, 2014 for
Group Variable Universal Life Insurance Contracts

Effective October 15, 2014, the following charges are deleted and replaced:

On Page 2 in the chart titled Periodic Charges Other Than the Funds’ Operating Expenses.
•	The Child Dependents Term Life Insurance Minimum is $0.09.

On Page 15, the Child Term Life Insurance section of the Monthly Deductions from the Certificate Fund. The rate per thousand currently offered for the benefit varies from a high of $0.12 to a low of $0.09.

GVULSUP103

Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated October 15, 2014
to Special Features of the Group Contract Prospectus dated May 1, 2014 for

Group Variable Universal Life Insurance Contracts

for

Executive GVUL

Effective October 15, 2014, the following are deleted and replaced:

On Page 3 in the chart titled Periodic Charges Other Than the Funds’ Operating Expenses
•	The Charge for Administrative Expenses Current Amount is $0.00,
•	the Child Dependents Term Life Insurance Minimum is $0.09
•	the Spouse Dependents Term Life Insurance Minimum is $0.28.

The Monthly Charges section on Page 8 is deleted and replaced with the following.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund. Current rates are set, and may vary, on a case by case basis.

For certificates currently available to the largest existing Group case, the highest current rate per thousand is $52.04, and applies to insureds at age 100.  The lowest current rate per thousand is $0.03, and applies to insureds below age 20.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.06
45	$0.10
55	$0.24
65	$0.75

Spouse Term Insurance: The current rate per thousand for spouse term insurance is currently $0.28 and applies to all insureds.

Child Term Insurance: The rate for child term insurance is currently $0.09 per thousand and applies to all insureds.
.
AD&D on the Employee’s Life:  The rate per thousand currently offered for this coverage is $0.02.  Generally, one rate is payable at all ages for a given group of insureds.

Waiver Benefit: The current waiver charges will vary from $0.01 to $0.06 per $1,000 of Net Amount at Risk per month.

GVULSUP102